EXHIBIT 10.6

THIS INSTRUMENT PREPARED

BY AND AFTER RECORDING

RETURN TO:

Ana Lazo Tenzer

Brownstein Hyatt & Farber, P.C.

410 Seventeenth Street

Twenty-Second Floor

Denver, Colorado 80202-4437

ASSUMPTION, CONSENT AND MODIFICATION AGREEMENT

THIS ASSUMPTION, CONSENT AND MODIFICATION AGREEMENT (this “Agreement”) is made and entered into effective as of January 10, 2006 by and among CHICAGO TITLE LAND TRUST COMPANY, as successor trustee to LaSalle Bank National Association, as successor to American National Bank and Trust Company of Chicago, a national banking association, not personally but solely as trustee under trust agreement dated July 26, 1977 and known as Trust No. 40935 and CHICAGO TITLE LAND TRUST COMPANY, as successor trustee to LaSalle Bank National Association, as successor trustee to American National Bank and Trust Company of Chicago, a national banking association, as successor trustee to First Bank, N.A., as successor trustee to National Boulevard Bank of Chicago, not personally but solely as trustee under trust agreement dated September 27, 1976 and known as Trust No. 5602 (collectively, the “Fee Holder”), and Continental Towers Associates–I, L.P., an Illinois limited partnership, as the sole beneficiary of the Fee Holder (the “Beneficial Interest Holder” the Fee Holder and the Beneficial Interest Holder are collectively referred to herein as “Original Borrowers”); CONTINENTAL TOWERS ASSOCIATES-I, L.P., an Illinois limited partnership (“CTA”), and CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company (“CTLLC”), jointly and severally (individually and collectively, “Borrower”); SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation (together with its successors and assigns, “Lender”); PRIME GROUP REALTY, L.P., a Delaware limited partnership (“Guarantor” and “Junior Lender”); and PRIME GROUP MANAGEMENT, LLC, a Delaware limited liability company (“Manager”)

RECITALS

A.           Lender made a loan to Original Borrowers in the aggregate principal amount not to exceed $75,000,000.00 pursuant to that certain Loan Agreement dated as of May 5, 2005 between Lender and Original Borrowers (the “Loan Agreement”), and evidenced by that certain Promissory Note dated May 5, 2005 made by Original Borrowers payable to Lender in the original principal amount of $75,000,000.00 (the “Note” the indebtedness evidenced by the Note is referred to herein as the “Loan”). The Note is secured by, among other things, that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated May 5, 2005 executed by Original Borrowers in favor of Lender (the “Mortgage”) encumbering certain “Mortgaged Property” (as defined in the Mortgage), which Mortgaged Property includes, among other things, the real property and improvements thereon situated in Cook County, Illinois, and more particularly described on Exhibit A attached hereto (the “Real Property”) and that certain Assignment of Leases and Rents dated May 5, 2005 executed by Original Borrowers for the benefit of Lender (“Assignment of Leases”). The Mortgage was recorded on May 6, 2005 as Document

No. 0512645098 in the real property records of the Clerk and Recorder of Cook County, Illinois (the “Records”). The Assignment of Leases was recorded on May 6, 2005 as Document No. 0512645099 in the Records.

B.           In connection with a restructuring of the ownership interests of CTA, CTA, acting as the sole beneficiary of Trust No. 5902 and Trust No. 40935 (the “Land Trusts”), desires to terminate each of the Land Trusts and cause the trustees thereof to convey the Mortgaged Property directly to CTA by Trustee’s Deeds dated as of the date hereof to be recorded in the Records; and immediately to assign and convey an undivided 64% interest in and to the Mortgaged Property to CTLLC as a tenant in common under that certain Co-Ownership Agreement between CTA and CTLLC dated of even date herewith (the “Tenant in Common Agreement”), by a Special Warranty Deed dated as of the date hereof to be recorded in the Records and other documents and instruments necessary to effect the assignment and conveyance (the “Transfer”). Lender has agreed to consent to the Transfer, provided that CTLLC assumes, jointly and severally with CTA, all of the obligations of Original Borrowers under the Loan, subject to the terms, covenants and conditions of this Agreement (the “Assumption”).

C.           The Loan Agreement, Note, Mortgage, Assignment of Leases and each other document previously executed by Original Borrowers, Guarantor, Manager, Junior Lender or any other party in connection with the Loan are hereinafter collectively referred to as the “Original Loan Documents.” The Original Loan Documents, as modified hereby, together with this Agreement and each other document executed by Borrowers, Guarantor, Manager, Junior Lender or any other party in connection with the Original Loan, the Transfer and the Assumption, are hereinafter collectively referred to as the “Loan Documents.”

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Incorporation of Recitals. The Recitals set forth above are hereby incorporated into and made a part of this Agreement.

2.            Capitalized Terms. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement. In the event of any conflict between definitions set forth herein and the definitions set forth in any other Loan Document, the definitions set forth herein shall control.

3.            Representations, Warranties and Covenants of Borrower. Each Borrower hereby re-makes each and every representation and warranty of Original Borrowers to Lender contained in the Mortgage, as modified hereby, and each Borrower further represents, warrants and covenants to Lender as follows:

(a)	No Event of Default has occurred and is continuing under the Loan.

(b)          Borrower has good, marketable and indefeasible fee simple title to the real property and good title to the balance of the Mortgaged Property. None of the Mortgaged Property is subject to any liens, encumbrances, security interests, or other claims whatsoever, except for the lien of the Loan Documents and the Permitted Exceptions.

(c)          CTA is a limited partnership, duly formed, validly existing, and in good standing under the laws of the State of Illinois, and has full power and authority to consummate

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the Transfer and the Assumption and to perform its obligations under the Loan Documents. CTA General Partner, LLC, a Delaware limited liability company, is the sole General Partner of CTA.

(d)          CTLLC is a limited liability company, duly formed, validly existing, and in good standing under the laws of the State of Delaware, is duly authorized to transact business as a foreign limited liability company in the State of Illinois and is in good standing under the laws of the State of Illinois, and has full power and authority to consummate the Transfer and the Assumption and to perform its obligations under the Loan Documents. CTA General Partner, LLC, a Delaware limited liability company, is the sole member and Manager of CTLLC.

(e)          CTA General Partner, LLC is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority in its capacity as General Partner of CTA and sole member of CTLLC to consummate the Transfer and the Assumption and to perform its obligations under the Loan Documents. The members of CTA General Partner, LLC, are CTA Member, Inc., as Managing Member, and Yochanan Danziger as Non-Managing Member. Yochanan Danziger is the sole shareholder of CTA Member, Inc.

(f)           The consummation of the Transfer and the Assumption, and the execution delivery, and/or performance by Borrower of this Agreement and the other Loan Documents: (i) will not result in any breach of, or constitute a default under, any mortgage, agreement, or other instrument to which Borrower is a party or by which Borrower may be bound or affected, or Borrower’s articles of organization or operating agreement; (ii) do not contravene any applicable law, regulation or order; (iii) require no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body; and (iv) are within Borrower’s powers and have been duly authorized by all necessary action.

(g)          This Agreement and the other Loan Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy law and the rights of creditors generally.

(h)          This Agreement and the other Loan Documents collectively grant to Lender a valid and enforceable first priority security conveyance of and security interest in the Mortgaged Property, subject only to the Permitted Exceptions.

(i)           Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender or any of Lender’s officers, agents or employees arising out of the indebtedness evidenced by the Note, any action taken or not taken by Lender or any of Lender’s officers, agents or employees with respect to the Loan or the Loan Documents, the Transfer, the Assumption, or any modification of the Loan Documents, and, to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are waived by Borrower. Borrower expressly disclaims any reliance on any oral representation made or allegedly made by Lender or any of its officers, agents or employees with respect to the Loan, the Loan Documents or this Agreement.

(j)           Except as disclosed in the Loan Documents, there are no pending or threatened actions, suits or proceedings at law, in equity or before or by any governmental authorities that, if determined adversely, could affect Borrower, General Partner, Guarantor, the Mortgaged Property, the validity or enforceability of the Note and Mortgage or the priority of the

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lien thereof. Neither Borrower nor Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities.

(k)          Any brokerage commissions due in connection with the, Original Loan, the Transfer and/or the Assumption have been paid in full, and any such commissions coming due in the future will be promptly paid or caused to be paid by Borrower. Borrower hereby agrees to indemnify, defend and hold harmless Lender from any and all liability, claims, demands, actions and causes of action whatsoever arising out of or relating to the claim of any person for any brokerage commissions, including, without limitation, Lender’s attorneys’ fees and expenses, and costs and expenses incurred by Lender in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character related thereto.

(l)           All state or local mortgage taxes, intangible taxes, stamp taxes and other fees or taxes (including customary per-page or document filing and recording fees imposed by law) required to be paid in the State of Illinois in connection with the Transfer, the Assumption, or the execution, delivery, filing, or recording of this Agreement or any other Loan Document have been or will be paid upon the recording of this Agreement. Borrower hereby agrees to indemnify, defend and hold harmless Lender from any and all liability, claims, demands, actions and causes of action whatsoever arising out of or relating to the claim of any person or entity for any such tax or fee, including, without limitation, Lender’s attorneys’ fees and expenses, and costs and expenses incurred by Lender in investigating, preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character related thereto.

(m)         As of the time on the Transfer, immediately following consummation of the Transfer, the net worth (i.e., total assets less total liabilities as determined in accordance with accounting principles generally accepted in the United States) and liabilities of Borrower will be substantially equivalent to the net worth and liabilities of the Original Borrowers immediately prior to the Transfer.

(n)          No change in the leasing and property management of any of the Mortgaged Property shall occur as a result of the Transfer.

4.            Assumption of Liability. CTLLC represents, warrants, covenants, agrees and confirms to Lender that, concurrently herewith, it is accepting the assignment, conveyance and transfer of a 64% undivided interest as a tenant in common of the Mortgaged Property, subject to the lien of the Original Loan Documents, and that from and after the date of this Agreement, CTLLC assumes liability, jointly and severally with CTA, for the indebtedness evidenced by the Note and for each other obligation of Original Borrowers under the Original Loan Documents (referred to herein as the “Obligations”), and agrees to timely pay or perform such Obligations in accordance with the terms of the Loan Documents. Accordingly, CTLLC acknowledges that it (a) has previously been supplied with copies of all of the Original Loan Documents, (b) has had full opportunity to review the terms of the Original Loan Documents, (c) is entering into this Agreement with the full realization and understanding that the Mortgaged Property is subject to the liens and other restrictions and conditions created by and set forth in the Original Loan Documents, as modified hereby. The taxpayer identification number of CTLCC is: 20-4071122, and its address is c/o CTA General Partner, LLC, 218 Flintlock Drive, Lakewood, NJ 08701.

5.            Grant of Mortgaged Property; Grant of Security Interest. Each Borrower hereby acknowledges and confirms that the Mortgage, as modified hereby, constitutes a first priority security conveyance of and first lien on the Mortgaged Property, subject only to the Permitted Exceptions, and secures payment of the Obligations, including, without limitation, the obligations evidenced by the Note,

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as modified hereby. Nevertheless, as security for such Obligations, Borrower hereby (a) grants, bargains, sells, conveys, mortgages and warrants unto Lender the entire right, title and interest of Borrower in and to the Mortgaged Property, and (b) grants to Lender a security interest in the Mortgaged Property. In the event of any default under the Loan Documents, Lender shall have all rights with respect to the Mortgaged Property that are granted by the Loan Documents. Borrower agrees that it will execute and deliver to Lender such financing statements and other documents as Lender may deem necessary or advisable in order to perfect or otherwise protect its security interest in the Mortgaged Property.

6.            Consent of Lender. Lender hereby consents to the Transfer and to the Assumption. Except as otherwise specifically provided in the Loan Documents, no further transfer of all or any portion of the Mortgaged Property, Chattels, or Intangible Personalty shall be permitted without the prior written consent of Lender.

7.            Modifications to Loan Agreement. The Loan Agreement is hereby modified as follows:

(a)          All references to the term “Borrower,” “Maker,” “Grantor,” “Assignor,” “Mortgagor,” “Debtor,” “Beneficial Interest Holder,” and “Fee Holder” contained in any Original Loan Document shall be deemed to refer to Borrower.

(b)          All references to “General Partner” shall mean CTA General Partner, L.L.C., a Delaware limited liability company.

(c)          All references to “Management Agreement” shall mean that certain Management Agreement dated December 31, 2001 between Continental Towers Associates-I, L.P. and Prime Group Management, L.L.C. (“Manager”), as amended by that certain First Amendment to Management Agreement dated as of January 10, 2006, between Borrower and Manager.

(d)          All references to “Tax Indemnity Agreement” shall mean that certain Amended and Restated Tax Indemnity Agreement dated as of January 10, 2006 among Prime Group Realty, L.P., Roland E. Casati, Richard A. Heise, CTA and CTLLC (which amends, releases and restates in its entirety the original Tax Indemnity Agreement dated as of November 17, 1997).

(e)          All references to that certain Subordination and Intercreditor Agreement dated May 5, 2005 between Lender and Prime Group Realty, L.P., as evidenced by that certain Memorandum of Subordination and Intercreditor Agreement, executed by Lender and Prime Group Realty, L.P., dated May 5, 2005 and recorded May 6, 2005, in the Official Records of Cook County, Illinois, as Document No. 0512645101 (the “Intercreditor Agreement”), are hereby deemed to include the terms and conditions of that certain Letter Agreement dated of even date herewith among Lender, Prime Group Realty, L.P. and Citicorp USA, Inc.

(f)           The organizational chart of Borrower attached as Schedule 4 to the Loan Agreement is hereby deleted and the organizational chart attached hereto as Exhibit B substituted therefor.

(g)          The Collateral Assignment of Junior Loan Documents dated May 5, 2005 executed by Prime Group Realty, L.P. in favor of Lender, and recorded May 6, 2005 as Document No. 0512645100 in the Records, has been terminated pursuant to that certain

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Termination of Collateral Assignment of Junior Loan Documents and Modification Agreement dated of even date herewith. All references to the Collateral Assignment of Junior Loan Documents are hereby deleted.

(h)          In connection with the termination of the Land Trusts, the Collateral Assignment of Beneficial Interest with respect to Trust No. 5602 and the Collateral Assignment of Beneficial Interest with respect to Trust No. 40935, each dated as of May 5, 2005 and executed by Beneficial Interest Holder for the benefit of Lender, are hereby terminated. Section 10.27 of the Loan Agreement, and any other references to “Land Trust Exculpation” or “Land Trust Exculpatory Provision” are hereby deleted.

(i)           Section 6.1 of the Loan Agreement is hereby amended to provide that notices to Borrower shall be c/o CTA General Partner, LLC, 218 Flintlock Drive, Lakewood, NJ 08701, with copies to Prime Group Realty, L.P. as set forth in Section 6.1.

(j)           All references to any Original Loan Document (e.g., to the Note, Mortgage, Assignment of Leases etc.) in any Original Loan Document shall be deemed to refer to such document as modified hereby, and all references to the “Loan Documents” or “any instrument evidencing or securing the Secured Indebtedness” shall be deemed to refer to the Loan Documents as defined herein.

8.            Modifications to Loan Agreement – Tenant in Common Agreement. With respect to the Tenant in Common Agreement and its tenant in common interest in the Mortgaged Property, the Loan Agreement is hereby amended to add the following new Sections 4.24, 4.25, 5.32, 10.28, 10.29, and 10.30:

4.24.	Tenant In Common Agreement.

(a)          The Tenant in Common Agreement is in full force and effect and has not been modified or amended.

(b)          There are no defaults under the Tenant in Common Agreement on the part of any Borrower, and no event has occurred, which with the passage of time, the giving of notice, or both, would constitute a default under the Tenant in Common Agreement on the part of any Borrower.

(c)          The Tenant in Common Agreement provides that so long as the Loan or any portion thereof is outstanding, each tenant-in-common agrees that it will not seek or be entitled to seek and obtain a partition of all or any part of the Mortgaged Property without first obtaining the prior written consent of Lender, and each tenant-in-common expressly waives any right it may have to partition the Mortgaged Property or any part thereof unless Lender has consented in writing to such party’s exercise of such rights.

(d)          The Tenant in Common Agreement provides that each tenant-in-common agrees that the Tenant in Common Agreement, and all rights and privileges and remedies of each tenant-in-common thereunder, including without limitation, any rights of first refusal, purchase options or other similar rights under the Tenant in Common Agreement, are subject and subordinate to the Mortgage and the other Loan Documents and the Liens created thereby, and to all rights of the Lender thereunder.

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(e)          The Tenant in Common Agreement provides that no party thereunder may exercise any remedy provided for therein (including any rights of indemnification) against any other party for as long as the Loan (or any portion thereof) is outstanding.

(f)           The Tenant in Common Agreement provides that each tenant-in-common waives, for so long as the Loan (or any portion thereof) is outstanding, any lien rights, whether statutory or otherwise, that it may have against the co-tenancy interest of any other tenant-in-common.

(g)          The Tenant in Common Agreement provides that for so long as the Loan (or any portion thereof) is outstanding, Lender shall be a third party beneficiary of the Tenant in Common Agreement.

4.25        Securities Laws Compliance. No Securities Laws have been violated in connections with the issuing, selling, transferring or marketing of tenancy in common interests. Without limiting the foregoing, no Borrower nor any of their Affiliates has made any material untrue statement in any offering memorandum or other offering materials provided to prospective investors in connection with any potential investment in any such tenancy in common interest or has omitted any material fact or information from any such materials. Borrowers shall and shall cause all of their Affiliates to comply with any and all securities laws in connections with the issuing, selling, transferring or marketing of tenancy in common interests. Without limiting the foregoing, no Borrower nor any of their Affiliates shall include any material untrue statement in any offering memorandum or other offering materials provided to prospective investors in connection with any potential investment in any such tenancy in common interest or shall omit any material fact or information from any such materials.

5.32	Tenant In Common Agreement.

(a)          Each Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions set forth in the Tenant in Common Agreement on the part of each such Borrower to be performed thereunder, and (ii) promptly deliver to Lender any notice given or received by any Borrower under the Tenant in Common Agreement.

(b)          No Borrower shall without the prior consent of Lender, terminate or cancel the Tenant in Common Agreement or modify, change, supplement, alter or amend the Tenant in Common Agreement in any manner whatsoever, and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Tenant in Common Agreement without the prior consent of Lender shall be void and of no force and effect.

(c)          Each Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of the Loan Documents all of the rights, privileges and prerogatives of the applicable Borrower under the Tenant in Common Agreement and the Management Agreement, including any rights of first refusal (including any such rights arising under Section 363(i) of Chapter 11 of the United States Bankruptcy Code), purchase options or other similar rights under the Tenant in Common Agreement. Each Borrower hereby agrees that any rights of first refusal, purchase options or other similar rights under the Tenant in Common Agreement afforded to any Borrower are hereby made expressly subordinate to the Mortgage and the other Loan Documents.

(d)          Each Borrower hereby agrees that all rights and remedies of each such Borrower, including rights of indemnification, under the Tenant in Common Agreement are

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hereby expressly made subject and subordinate to the terms and conditions of the Loan Documents and, so long as the Loan is outstanding, no Borrower shall exercise any such rights and remedies, including any rights of indemnification, against any other tenant-in-common under the Tenant in Common Agreement.

(e)          Each Borrower hereby waives any rights it may have (whether by operation of law or pursuant to the terms of the Tenant in Common Agreement), so long as any portion of the Debt is outstanding, to create or suffer to exist any Lien on all or any portion of any other tenant-in-common interest held by any other Borrower pursuant to the terms of the Tenant in Common Agreement and, so long as the Loan is outstanding, no Borrower shall place a Lien on all or any portion of any other tenant-in-common interest held by any other Borrower pursuant to the terms of the Tenant in Common Agreement.

(f)           Each Borrower hereby waives any right that it may have (whether by operation of law or pursuant to the terms of the Tenant in Common Agreement), so long as any portion of the Debt is outstanding, to make any application to or petition any court for a partition of the Mortgaged Property, and, so long any portion of the Debt is outstanding, no Borrower shall make any application to or petition any court for a partition of the Mortgaged Property.

10.28     Contribution Among Borrowers. Notwithstanding that the Borrowers are jointly and severally liable to Lender for payment of the Loan, as among the Borrowers, each shall be liable only for such Borrower’s Ratable Share (as hereinafter defined) and, accordingly, each Borrower whose percentage ownership interest in the Property or other assets are, from time to time, utilized to satisfy a portion of the Debt in excess of such Borrower’s Ratable Share, shall be entitled, commencing 95 days after payment in full of the Debt, to contribution from each of the other Borrowers pro-rata in accordance with their respective liabilities in accordance with this Agreement. As used herein, “Ratable Share” means each Borrower’s percentage interest in the Property, as such percentage interest is set forth in the Tenant in Common Agreement.

10.29     Joint and Several. Each of the Borrowers shall be jointly and severally liable for payment of the Debt and performance of all other obligations of Borrowers (or any of them) under this Agreement or any other Loan Document.

10.30     Borrower Designee. Each Borrower hereby authorizes, designates and directs CTA General Partner, LLC as Borrower Designee to give Lender directions of any kind, to execute amendments or modifications of any Loan Document, to take the actions or make such deliveries specified herein to be taken or delivered by Borrower hereunder (including under Sections 5.11, 6.3 and 9.1) and to give and receive notices of any kind on behalf of such Borrower under this Agreement or any of the other Loan Documents. Any notice given by Lender to Borrower Designee shall be deemed to have been given to each and every Borrower.

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9.            Modifications to Other Loan Documents. Each of the Loan Documents is hereby amended to conform to the amendments to the Loan Agreement set forth in this Agreement.

10.          Recording. The parties agree that this Agreement shall be recorded in the real property records of Cook County, Illinois.

11.          Ratification. Each Borrower hereby ratifies and affirms its agreement to be bound by all of the obligations, covenants, liabilities and warranties set forth in the Loan Agreement, the Note, the Mortgage and the other Loan Documents in accordance therewith, as modified by this Agreement. The execution of this Agreement by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents.

12.          Consent and Reaffirmation of Guarantor. By executing this Agreement, Guarantor hereby confirms its obligations under the Guaranty of Recourse Obligations, Environmental Indemnity Agreement and any other Loan Document to which it is a party and consents to the terms and conditions of this Agreement and the transactions contemplated herein. Nothing contained in this Agreement or any of the other Loan Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release, or limit any obligation of the Guarantor relating to or otherwise connected with the Guaranty of Recourse Obligations, Environmental Indemnity Agreement or any of the other Loan Documents, as modified hereby. Nothing herein is intended to, nor shall it, constitute a novation of the indebtedness secured by the Guaranty of Recourse Obligations. Nothing herein is intended to nor shall it expand the liability of Guarantor under the Guaranty of Recourse Obligations or the Environmental Indemnity.

13.          Consent and Reaffirmation of Manager. By executing this Agreement, Manager here confirms its obligations under the Consent and Subordination of Manager and any other Loan Document to which it is a party and consents to the terms and conditions of this Agreement and the transactions contemplated herein. Nothing contained in this Agreement or any of the other Loan Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release, or limit any obligation of the Manager relating to or otherwise connected with the Consent and Subordination of Manager or any of the other Loan Documents, as modified hereby.

14.          Consent of Junior Lender. Junior Lender, holder of the Junior Loan (as defined in the Intercreditor Agreement), hereby consents to the Transfer and Assumption and to the terms and conditions of this Agreement and modification of the Loan as contemplated hereby. Nothing contained in this Agreement or any of the other Loan Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release, or limit any obligation of the Junior Lender relating to or otherwise connected with the Intercreditor Agreement.

15.          Conditions Precedent. Lender’s consent hereunder is subject to Lender having received each of the following, in form and substance satisfactory to Lender and its counsel:

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(a)          A fully executed original of this Agreement in a form acceptable for recording, amendments to financing statements and such other documents as Lender may require in order to create, perfect against Borrower and otherwise protect its security interests and liens on the Mortgaged Property.

(b)          Such searches of the public records as Lender may deem necessary or advisable.

(c)          Copies of all agreements among Borrower, Original Borrowers and other parties involved in the Transfer relating in any way to the Transfer, including, without limitation, all warranty deeds and bills of sale transferring the Mortgaged Property, Chattels and/or Intangible Personalty from Original Borrowers to Borrower, all of which documentation must be satisfactory to Lender in its sole discretion.

(d)          Certified copies of each Borrower’s organizational documents, together with all amendments thereto, and evidence satisfactory to Lender that (i) Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the States of organization, and qualified to do business and in good standing under the laws of the State of Illinois, and (ii) Borrower has the power and authority to enter into the Transfer and the Assumption and to perform its obligations under the Loan Documents.

(e)          Endorsements to the ALTA-form title insurance policy in force currently in the amount of the Loan naming Lender as insured mortgagee, issued by First American Title Insurance Company or a title insurance company acceptable to Lender, insuring that the Mortgage, as modified and assumed by Borrower hereby, constitutes a first priority lien on the Mortgaged Property, with such additional endorsements as may be required by Lender, and with no exceptions or exclusions other than the following: (i) Permitted Encumbrances, (ii) real property taxes for the year 2006 and subsequent years not yet due and payable, and (iii) such other exceptions as may be acceptable to Lender in its sole discretion. Borrower shall execute and deliver all affidavits and certifications required by the title insurance company in order to issue endorsements (or a new policy) in compliance with the requirements of this Subsection.

(f)           A legal opinion of Borrower’s counsel, addressed to Lender and dated as of the date hereof, in form and substance satisfactory to Lender, opining that (i) the Assumption and the execution, delivery and/or assumption of the Loan Documents have been duly authorized by all necessary parties (other than Lender), (ii) the Loan Documents are binding and enforceable against Borrower in accordance with their terms, and (iii) the Environmental Indemnity and Guaranty are binding and enforceable against Guarantor in accordance with their terms, and addressing such other matters (including the good standing, authority and due execution and delivery by Borrower and Guarantor) as Lender may reasonably require.

(g)          Such financial and other information regarding Borrower as Lender may reasonably require.

(h)          Payment of all costs and expenses (including reasonable attorneys fees) incurred by Lender in connection with the Transfer and Assumption.

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16.          No Other Modifications. Except as expressly modified hereby, the Original Loan Documents remain unmodified and in full force and effect in accordance with their terms. In the event of any inconsistency between this Agreement and any Original Loan Document, this Agreement shall control. Lender shall have no obligation to make any further modifications to any of the Original Loan Documents.

17.          Entire Agreement. This Agreement and the documents and instruments expressly contemplated hereby constitute the entire agreement among the parties with respect to the subject matter hereof, and all prior or contemporaneous understandings (whether oral or written) are merged in or contained in this Agreement and such documents and instruments.

18.          Costs and Expenses. Borrower shall pay on demand all reasonable costs and expenses incurred by Lender in connection with the Assumption and the Transfer and each other transaction contemplated hereby, including, without limitation: costs actually accrued or paid by Lender in connection with the negotiation, preparation, execution or recording of this Agreement or any other documents prepared in connection with the transactions contemplated herein or associated herewith; attorneys’ fees and the fees of any other person or entity engaged by Lender in connection herewith; title insurance and recording costs, fees and expenses; and any tax, assessment or similar charge due in connection with the Assumption or the execution, recordation and/or amendment of the Loan Documents.

19.          Further Assurances. The parties hereby agree to execute any and all additional documents that may reasonably be required in order to evidence, secure or carry out the agreements and undertakings set forth in this Agreement.

20.          Escrowed Funds. Each of the parties hereto agrees that any funds currently held in escrow by Lender’s “Servicer” for the payment of real property taxes and/or insurance, or tenant improvements and leasing commissions, pursuant to the terms of the Mortgage, shall continue to be held by such Servicer for the benefit of the Mortgaged Property, and Lender and Borrower hereby authorize Servicer to apply such funds toward payment of taxes and/or insurance for the Mortgaged Property in accordance with the terms of the Mortgage, as modified hereby.

21.          Governing Law. This Agreement shall be subject to, governed by and construed and enforced in accordance with the laws of the State of New York.

22.          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

23.          WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY TO THIS AGREEMENT KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT, ANY ORIGINAL LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT OR ORIGINAL LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT.

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24.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25.          Binding Effect. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective legal and personal representatives, successors and assigns.

26.          No Release of Liens. This Agreement in no way acts as a release or relinquishment of those liens, security interests, security conveyances, encumbrances, and rights securing payment of the Loan, including without limitation the liens, security conveyances, and security interests created by the Mortgage and the other Loan Documents. Such liens, security interests, encumbrances and rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

[Balance of Page Intentionally Left Blank]

12

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ORIGINAL BORROWERS:

CHICAGO TITLE LAND TRUST COMPANY, as successor to LaSalle Bank National Association, as successor to American National Bank and Trust Company of Chicago, a national banking association, not personally but solely as trustee under trust agreement dated July 26, 1977 and known as Trust No. 40935

By: /s/ Harriet Denisewicz

Name: Harriet Denisewicz

Title: Trust Officer

CHICAGO TITLE LAND TRUST COMPANY, as successor to LaSalle Bank National Association, as successor to American National Bank and Trust Company of Chicago, a national banking association, not personally but solely as trustee under trust agreement dated September 27, 1976 and known as Trust No. 5602

By:	/s/ Harriet Denisewicz
Name:	Harriet Denisewicz
Title:	Trust Officer

CONTINENTAL TOWERS ASSOCIATES-I, L.P., an Illinois limited partnership

By: CTA GENERAL PARTNER, L.L.C., a Delaware limited liability company, its general partner

By:	CTA Member, Inc., a Delaware corporation

its managing member

By: /s/ Yochanan Danziger

Name: Yochanan Danziger

Title: President

BORROWER:

CONTINENTAL TOWERS ASSOCIATES-I, L.P., an Illinois limited partnership

By:	CTA GENERAL PARTNER, L.L.C., a Delaware limited liability company, its general partner

By:	CTA Member, Inc., a Delaware corporation
its managing member

By: /s/ Yochanan Danziger, by Paul G. Del Vecchio Attorney in Fact for Yochanan Danziger

Name: Yochanan Danziger

Title: President

CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company

By:	CTA GENERAL PARTNER, L.L.C., a Delaware limited liability company, its managing member

By:	CTA Member, Inc., a Delaware corporation
its managing member

By: : /s/ Yochanan Danziger, by Paul G. Del Vecchio Attorney in Fact for Yochanan Danziger

Name: Yochanan Danziger        __________________

Title: President

GUARANTOR:

PRIME GROUP REALTY, L.P., a Delaware limited partnership

By:	PRIME GROUP REALTY TRUST, a Maryland real estate investment trust, its managing general partner

By: /s/ Jeffrey A. Patterson

Name: Jeffrey A. Patterson

Title: President and CEO

MANAGER:

PRIME GROUP MANAGEMENT, L.L.C., a Delaware limited liability company

By:	PRIME GROUP REALTY, L.P., a Delaware limited partnership

By: PRIME GROUP REALTY TRUST, a Maryland real estate investment trust, its managing general partner

By: /s/ Jeffrey A. Patterson

Name: Jeffrey A. Patterson

Title: President and CEO

JUNIOR LENDER:

PRIME GROUP REALTY, L.P., a Delaware limited partnership

By:	PRIME GROUP REALTY TRUST, a Maryland real estate investment trust, its managing general partner

By: /s/ Jeffrey A. Patterson

Name: Jeffrey A. Patterson

Title: President and CEO

LENDER:

SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation

By:	AIG GLOBAL INVESTMENT CORP., a New Jersey corporation, its investment advisor

By: /s/ Marla S. Campagna

Name: Marla S. Campagna

Title: Director

STATE OF	Illinois )
) SS.
COUNTY OF	Cook )

I, the undersigned               a Notary Public in and for said County in the aforesaid state, do hereby certify that Harriet Denisewicz         the Trust Officer of Chicago Title Land Trust Company, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such Trust Officer , appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	10th day of	January 2006.

/s/ Jeanette DeJesus

Notary Public

“OFFICIAL SEAL”

JEANETTE DEJESUS

Notary Public State of Illinois

My Commission Expires 10/07/2008

My Commission Expires: 10/07/08

STATE OF Illinois                  )

) SS.
COUNTY OF	Cook )

I, Jared R. Feehan                     , a Notary Public in and for said County in the aforesaid state, do hereby certify that Paul G. Del Vecchio as attorney in fact for Yochanen Danziger, President of CTA Member, Inc., the managing member of CTA General Partner, LLC, the general partner of Continental Towers Associates-I, L.P., an Illinois limited partnership, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such Attorney in Fact,, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January 2006.

/s/ Jared R. Feehan

Notary Public

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission Expires 01/23/07

My Commission Expires: 1/23/07

STATE OF Illinois                  )

) SS.
COUNTY OF	Cook )

I, Jared R. Feehan             , a Notary Public in and for said County in the aforesaid state, do hereby certify that Paul G. Del Vecchio as attorney in fact for Yochanen Danziger, President of CTA Member, Inc., the managing member of CTA General Partner, LLC, the sole member of Continental Towers, L.L.C., a Delaware limited liability company, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such Attorney in Fact appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January 2006.

/s/ Jared R. Feehan

Notary Public

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission expires 01/23/07

My Commission Expires: 1/23/07

STATE OF Illinois                  )

) SS.
COUNTY OF	Cook )

I, Jared R. Feehan , a Notary Public in and for said County in the aforesaid state, do hereby certify that Jeffrey A. Patterson , the President and CEO of Prime Group Realty Trust, a Maryland real estate investment trust, as managing general partner of Prime Group Realty, L.P., a Delaware limited partnership, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such President and CEO appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January 2006.

/s/ Jared R. Feehan

Notary Public

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission expires 01/23/07

My Commission Expires: 1/23/07

STATE OF Illinois                    )

) SS.
COUNTY OF	Cook )

I, Jared R. Feehan                  , a Notary Public in and for said County in the aforesaid state, do hereby certify that Jeffrey A. Patterson           , the President and CEO         of Prime Group Realty Trust, a Maryland real estate investment trust, as managing general partner of Prime Group Realty, L.P., a Delaware limited partnership, as managing member of Prime Group Management, L.L.C., a Delaware limited liability company, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such President and CEO   appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January , 2006.

/s/ Jared R. Feehan

Notary Public

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission expires 01/23/07

My Commission Expires: 1/23/07

STATE OF CALIFORNIA   )

COUNTY OF Los Angeles	)

On January 9, 2006 before me, Lisa C. Wright, Notary Public, appeared, Marla S. Campagna personally known to me to be the person whose name is subscribed to the within instrument and who did acknowledge that she executed the same in her capacity and that by her signature on the instrument, the individual, or person upon behalf of which the individual acted, executed the instrument.

 /s/ Lisa C. Wright

Lisa C. Wright, Notary Public

State of California

My Commission expires: August 10, 2008

LISA C. WRIGHT

Commission # 1507167

Notary Public - California

Los Angeles County

My Comm. Expires Aug 10, 2008

{SEAL}

EXHIBIT A

Legal Description

REAL PROPERTY IN THE CITY OF ROLLING MEADOWS, COUNTY OF COOK, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1 AND 2 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, (EXCEPTING THEREFROM THAT PART OF LOT 1 DEDICATED FOR ROADWAY PURPOSES ACCORDING TO PLAT RECORDED DECEMBER 2, 2002, AS DOCUMENT NUMBER 0021325095), IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662689 AND AS AMENDED BY AMENDMENT TO EASEMENT AGREEMENT DATED AS OF MAY 15, 1980 AND RECORDED JUNE 10, 1980 AS DOCUMENT NUMBER 25482426 UPON, OVER AND UNDER PORTIONS OF LOTS 1 TO 6, INCLUSIVE, IN HEISE’S SUBDIVISION, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 23, 1977 AS DOCUMENT 24119807 AND ALSO OVER, UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL, WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190.0 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES, IN COOK COUNTY, ILLINOIS.

Exhibit A

PARCEL 3:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662688 AND AS AMENDED BY AGREEMENT THERETO DATED AS OF NOVEMBER 21, 1979 AND RECORDED DECEMBER 17, 1979 AS DOCUMENT NUMBER 25284791 UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST, PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION, RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF -WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES IN COOK COUNTY, ILLINOIS.

PARCEL 4:

LOT 3 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, IN COOK COUNTY, ILLINOIS.

Common address: Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois

PINS: 08-16-100-034, 08-16-100-035 and 08-16-100-036

Record Title Owner:

Continental Towers Associates – I, L.P., an Illinois limited partnership, as to an undivided 36% interest, and Continental Towers, L.L.C., a Delaware limited liability company, as to an undivided 64% interest, pursuant to that certain Co-Ownership Agreement dated January __, 2006 and recorded on January __, 2006 as Document No. _______________ in Cook County, Illinois.

Exhibit A

EXHIBIT B

(Organizational Chart of Borrowers)

(See attached.)

[INTENTIONALLY OMITTED]

Exhibit A